UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 5, 2022

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Hidden Ridge
Irving, Texas 75038
(Address of principal executive offices and zip code)
(972) 444-9001
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	PXD	New York Stock Exchange

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.         ☐

Item 2.02    Results of Operations and Financial Condition
Explanatory note: Pioneer Natural Resources Company and its subsidiaries ("Pioneer" or the "Company") presents in this Item 2.02 certain information regarding shares repurchased under the Company's common stock repurchase program during the fourth quarter of 2021.
Stock Repurchase Program
In December 2018, the Company's board of directors authorized a $2 billion common stock repurchase program. Under this stock repurchase program, the Company may repurchase shares at management's discretion in accordance with applicable securities laws. In addition, the Company may repurchase shares pursuant to a trading plan meeting the requirements of Rule 10b5-1 under the Securities Act of 1934, which would permit the Company to repurchase shares at times that may otherwise be prohibited under the Company's insider trading policy. The stock repurchase program has no time limit and may be modified, suspended or terminated at any time by the board of directors. All share repurchases for the year ended December 31, 2021 were completed during the fourth quarter.
Expenditures to acquire shares under the stock repurchase program are as follows:

	Three Months Ended December 31, 2021	Year Ended December 31, 2021
	(in millions)
Share repurchases (a)	$250	$250
______________________
(a)The Company repurchased 1,379,634 shares during the three and twelve months ended December 31, 2021.

As of December 31, 2021, the Company has $841 million remaining under the Company's authorized $2 billion common stock repurchase program.

Item 7.01    Regulation FD Disclosure
During the fourth quarter of 2021, the Company either (i) terminated certain of its 2022 derivative positions or (ii) entered into equal and offsetting derivative trades, which had the net effect of eliminating certain of its 2022 derivative positions. The Company expects the cash settlement of its terminated or offsetting derivative positions to result in the following quarterly cash payments:

	2021	2022
	Fourth Quarter	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(in millions)
Cash payments	$180	$78	$83	$83	$84
The quarterly cash payments in 2022 related to the derivatives with offsetting positions will be reflected as a change in operating assets and liabilities. As a result, the Company's quarterly free cash flow will not be impacted by the payment of such quarterly obligations.

As of December 31, 2021, the Company's remaining open commodity oil and gas derivative positions are as follows:

	2022
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Average daily oil production associated with derivatives (Bbl):
Midland/WTI basis swap contracts:
Volume (a)	26,000	26,000	26,000	26,000
Price differential	$0.50	$0.50	$0.50	$0.50
Average daily gas production associated with derivatives (MMBtu):
Dutch TTF swap contracts:
Volume	30,000	30,000	30,000	30,000
Price	$12.14	$7.80	$7.80	$7.80
WAHA swap contracts:
Volume	20,000	—	—	—
Price	$2.46	$—	$—	$—
NYMEX collar contracts:
Volume	7,000	—	—	—
Price:
Ceiling	$3.45	$—	$—	$—
Floor	$2.75	$—	$—	$—
WAHA/NYMEX basis swap contracts:
Volume (b)	7,000	—	—	—
Price differential	$(0.39)	$—	$—	$—
____________________
(a)The referenced basis swap contracts fix the basis differentials between the index price at which the Company sells a portion of its Permian Basin oil and the WTI index price.
(b)The referenced basis swap contracts fix the basis differentials between the index price at which the Company sells a portion of its Permian Basin gas and the NYMEX index price used in collar contracts.
On January 5, 2021, Pioneer Natural Resources Company (the "Company") will post an Investor Presentation titled "January 2022 Investor Presentation" on the Company's website, www.pxd.com. A copy of the presentation can be reviewed at the website by first selecting "Investors," then "Investor Presentations."

Cautionary Statement Concerning Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices; product supply and demand; the impact of a widespread outbreak of an illness, such as the COVID-19 pandemic, on global and U.S. economic activity; competition; the ability to obtain environmental and other permits and the timing thereof; the effect of future regulatory or legislative actions on Pioneer or the industry in which it operates, including the risk of new restrictions with respect to development activities; the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms; potential liability resulting from pending or future litigation; the costs and results of drilling and operations; availability of equipment, services, resources and personnel required to perform the Company's drilling and operating activities; access to and availability of transportation, processing, fractionation, refining, storage and export facilities; Pioneer's ability to replace reserves, implement its business plans or complete its development activities as scheduled; the Company's ability to achieve its emissions reduction, flaring and other ESG goals; the risk that the Company will not be able to fully or timely realize the expected synergies and accretion metrics from the Parsley Energy, Inc. and Double Eagle III Midco 1 LLC acquisitions; the assumptions underlying forecasts, including forecasts of production, cash flow, capital expenditures, expenses and cash flow from purchases and sales of oil and gas, net of firm transportation commitments; sources of funding; tax rates; access to and cost of capital; the financial strength of counterparties to Pioneer's credit facility, investment instruments and derivative contracts and purchasers of Pioneer's oil, NGL and gas production; uncertainties about estimates of reserves; identification of drilling locations and the ability to add proved reserves in the future; quality of technical data; environmental and weather risks, including the possible impacts of climate change; cybersecurity risks; the risks associated with the ownership and operation of the Company's water services business and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Reports on Form 10-Q filed thereafter and other filings with the United States Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse effect on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Company undertakes no duty to publicly update these statements except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor
Vice President and Chief Accounting Officer

Date:	January 5, 2022